EXHIBIT A

                         THE ROBERT MONDAVI CORPORATION
                              AMENDED AND RESTATED
                           1993 EQUITY INCENTIVE PLAN

1. PURPOSE.

     (a) The purpose of this Plan is to provide a means by which selected key Employees of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of Stock Awards including (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Performance Grants, (iv) Stock Bonuses and (v) Restricted Stock or Restricted Stock Units, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) In the discretion of the Committee to which responsibility for administration of the Plan is delegated pursuant to Section 3, an Employee or Consultant may be granted any Stock Award permitted under the provisions of the Plan, and more than one Stock Award may be granted to a participant. Stock Awards may be granted as alternatives to or replacements of Stock Awards outstanding under the Plan or any other awards outstanding under another plan or arrangement of the Company or an Affiliate. All Stock Awards which are granted as Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. DEFINITIONS.

     (a) "Affiliate" means any parent corporation, subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code or a partnership, joint venture or other entity in which the Company owns a substantial equity interest.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means the Compensation Committee of the Board of Directors or another committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e)  "Company"   means  The  Robert  Mondavi   Corporation,   a  California
corporation.

     (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g) "Continuous Status as an Employee or Consultant" the employment or the relationship as a Consultant is not interrupted or terminated. The Committee, in its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted in the case of (i) any approved leave of absence, including sick leave, military leave, or any other personal leave, or (ii) transfers between locations of the Company or between the Company and its Affiliates or their successors.



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     (h) "Director" means a member of the Board.

     (i) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (j) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (k) "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time.

     (l) "Fair Market Value" means, as of any date, the value of the Company's Class A Common Stock determined as follows:

          (1) Where there exists a public market for the Class A Common Stock, the Fair Market Value shall be (A) the closing price for a share of Class A Common Stock on the date of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Committee to be the primary market for the Class A Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Class A Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share of Class A Common Stock on the Nasdaq Small Cap Market on the date of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

          (2) In the absence of an established market for the Class A Common Stock of the type described in (1), above, the Fair Market Value thereof shall be determined by the Committee in good faith.

     (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (o) "Officer" means a person who is an "executive officer" of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (p) "Option" means a stock option granted pursuant to the Plan.

     (q) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.



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     (r) "Optioned  Shares" means that number of shares of Class A. Common Stock of the Company subject to an Option.

     (s) "Optionee" means an Employee or Consultant who holds an outstanding Option.

     (t) "Performance Criteria" means the various business criteria set forth in
Section 8(b).

     (u) "Performance Grant" means a grant of shares of Class A Common Stock or of a right to receive shares of Class A Common Stock (or their cash equivalent or a combination of both) based on such performance goals, factors or other conditions, restrictions or contingencies as may be fixed by the Committee and as set forth herein.

     (v) "Plan" means this 1993 Equity Incentive Plan.

     (w) "Restricted Stock" and "Restricted Stock Units" means Optioned Shares awarded and held subject to the restrictions set forth in Section 9, and rights to receive Restricted Stock, respectively. In lieu of Restricted Stock, the Company may grant Restricted Stock Units.

     (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect when discretion is being exercised with respect to the Plan.

     (y) "Stock Appreciation Right" or "SAR" means the right of a participant to receive, in cash, Class A Common Stock or Optioned Shares, the excess of (A) the Fair Market Value of a specified number of shares of Class A Common Stock at the time of exercise, over (B) an exercise price established by the Committee.

     (z) "Stock Award" means any right granted under the Plan, including any Option, Stock Appreciation Right, Performance Grant, any Stock Bonus, an award of Restricted Stock or Restricted Stock Units, and any other incentive-based awards adopted pursuant to Section 15 of this Plan.

     (aa) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (bb) "Stock Bonus" means current or deferred Optioned Shares granted pursuant to Section 9.

3. ADMINISTRATION.

     (a) The Plan shall be administered by a Committee, unless the Board, in its discretion, assumes administration of the Plan, whereupon the Board shall have all powers herein conferred on the Committee.

     (b) The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; the provisions of each such Stock Award (which need not be identical); and the number of shares with respect to which Stock Awards shall be granted to each such person. The maximum number of Optioned Shares that may be covered by Options, Stock Appreciation Rights, Performance Grants, Stock Bonuses and Restricted Stock granted to any one individual shall be 100,000 shares during any single calendar year.


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               (2) To construe and interpret  the Plan and Stock Awards  granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (3) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company.

     (c) The Committee shall consist of not fewer than two (2) members of the Board. The Committee's powers enumerated above shall be subject to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

     (d) All judgments, determinations, and actions of every kind and nature with respect to the Plan and its administration undertaken by the Committee or the Board shall be made in the sole discretion of the Committee or Board as the case may be.

4. SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 14 below, the maximum number of Optioned Shares that may be issued to participants and their beneficiaries under the Plan shall not exceed in the aggregate two million five hundred eighty five thousand two hundred ninety four (2,585,294). If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Optioned Shares not acquired shall revert to and again become available for issuance under the Plan. In the event of an exercise of an SAR for cash, or payment of cash for Restricted Stock Units, no Optioned Shares shall be deemed to have been utilized.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to key Employees. Stock Awards other than Incentive Stock Options may be granted only to key Employees or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates, unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant

6. OPTION PROVISIONS.

     An Option represents the right to purchase a specified number of shares during a specified period at a price per share that is no less than that required by Section 6(b). Each Option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

     (a) No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than fifty percent (50%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The foregoing not withstanding, the Committee may provide that the date of grant of any Nonstatutory Stock Option is the date on which the Optionee was hired or promoted (or similar event) if the grant of the Option occurs not more than 90 days after the date of such hiring, promotion or other event. The exercise price of each Option shall be specified in the Option Agreement.


     (c) The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) as determined by the Committee (and, in the case of an Incentive Stock Option, determined at the time of grant), (A) by delivery to the Company (including by attestation) of other Class A Common Stock of the Company (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the shares of Class A Common Stock used to pay the exercise price unless otherwise determined by the Committee), (B) according to a deferred payment or other arrangement with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the payment of the exercise price unless otherwise determined by the Committee), (C) by cashless exercise methods which are permitted by law, including, without limitation, methods whereby a broker sells the Optioned Shares to which the exercise relates or holds them as collateral for a margin loan, delivers the Option Price to the Company, and delivers the remaining proceeds to the Optionee (and in connection therewith, the Company may establish a cashless exercise program including a program where the commissions on the sale of Optioned Shares to which the exercise relates are paid by the Company), or (D) in any other form of legal consideration that may be acceptable to the Committee. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid (i) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (ii) an accounting compensation charge to the Company.

     (d) Except as may be permitted by the Committee in any particular Option Agreement, an Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person.

     (e) The total number of Optioned Shares may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the

Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any Optioned Shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions in the Option Agreement governing the minimum number of shares as to which an Option may be exercised.

     (f) In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon Disability or death), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Committee and specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

     (g) In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of Disability, the Optionee may exercise his or her Option, but only within such period of time as is determined by the Committee and specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

     (h) In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of death, the Option may be exercised, but only within such period of time as is determined by the Committee and specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Options by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the time of death.

     (i) The Option Agreement may, but need not, include a provision whereby the Optionee may elect at any time while an Employee or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Committee determines to be appropriate.

7. STOCK APPRECIATION RIGHTS ( "SARs").

     (a) A Stock Appreciation Right or SAR is a right to receive a payment, in cash, Class A Common Stock, Optioned Shares or a combination of the foregoing, equal to the excess of the Fair Market Value at time of exercise of a specified number of shares over the aggregate exercise price of the SARs being exercised. The aggregate exercise price of SARs shall not be less than fifty percent (50%) of the Fair Market Value of the specified number of shares subject to the SARs. Subject to the other applicable provisions of the Plan, the Committee shall have the authority to grant SARs to a Plan participant either separately or in tandem with other Stock Awards. The exercise of a tandem Stock Award shall result in an immediate cancellation of its corresponding SAR, and the exercise of a tandem SAR shall cause an immediate cancellation of its corresponding Stock Award. SARs shall be subject to such other terms and conditions as the Committee may specify.

     (b) Upon the exercise of an SAR, the participant shall be entitled to receive an amount equal to the difference between the Fair Market Value of a share of Class A Common Stock of the Company on the date of exercise and the exercise price of the SAR. The Committee shall decide whether such payment shall be in cash, Class A Common Stock, Optioned Shares or in a combination thereof.


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8. PERFORMANCE GRANTS.

     (a) A Performance Grant is a grant, subject to the attainment of the Performance Criteria, of shares of stock or of the right to receive shares of stock (or their cash equivalent or a combination of both) in the future. Subject to the other applicable provisions of the Plan, Performance Grants may be awarded to Employees or Consultants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of Performance Grants so issued to a participant and the appropriate period over which performance is to be measured ("performance cycle").

     (b) The value of each Performance Grant may be fixed or it may be permitted to fluctuate based on the Performance Criteria selected by the Committee. The Committee shall establish Performance Criteria that, depending on the extent to which they are met, will determine the ultimate value of the Performance Grant or the portion of such Performance Grant earned by participants, or both. The Committee shall establish performance goals and objectives for each performance cycle and shall identify one or more of the following business criteria or objectives that is to be monitored during the performance cycle in determining the Performance Grant: return on assets, operating ratios, cash flow, shareholder return, revenue growth, net income, earnings per share, debt reduction, return on investment, revenue and attainment of budgets.

     (c) The Committee shall determine the portion of each Performance Grant that is earned by a participant on the basis of the achievement of the Performance Criteria during the performance cycle in relation to the performance goals for such cycle. The earned portion of a Performance Grant may be paid out in restricted or non-restricted shares, cash or a combination of both as the Committee may determine.

     (d) A participant must be an Employee or Consultant of the Company at the end of the performance cycle in order to be entitled to payment of a Performance Grant issued in respect of such cycle; provided, however, that, except as otherwise determined by the Committee, if a participant ceases to be an Employee or Consultant of the Company upon the occurrence of his or her death, retirement, Disability or other reasons determined by the Committee prior to the end of the performance cycle, the participant shall earn a proportionate portion of the Performance Grant based upon the elapsed portion of the performance cycle and the Company's performance over that portion of such cycle.

9. STOCK BONUSES AND RESTRICTED STOCK.

     The Committee may at any time and from time to time award a Stock Bonus, Restricted Stock or Restricted Stock Units to such participants and in such amounts as it determines. An award of Restricted Stock or Restricted Stock Units may specify, in the Stock Award Agreement, the applicable restrictions, if any, on the shares subject thereto, the duration of such restrictions, and the time or times at which the restrictions shall lapse with respect to all or part of the shares that are part of the award. Each Stock Bonus or Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Bonuses or grants of Restricted Stock or Restricted Stock Units may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:


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     (a) The Committee may determine that eligible  participants in the Plan may be awarded Optioned Stock pursuant to a Stock Bonus in consideration for past services actually rendered to the Company or for its benefit.

     (b) Except as permitted by the Committee in any particular Stock Award Agreement, no rights under a Stock Bonus or Stock Award Agreement shall be transferable except by will or by the laws of descent and distribution so long as Optioned Shares awarded under such agreement remain subject to the terms of the agreement.

     (c) The purchase price of Optioned Shares acquired pursuant to a Stock Award Agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion.

10. CANCELLATION AND RE-GRANT OF OPTIONS.

     The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options (i) the repricing of any outstanding Options under the Plan and/or (ii) the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock but having an exercise price per share of not less than fifty percent (50%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% stockholder (as described in subsection 5(c)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date.

11. COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933 (the "Securities Act") either the Plan, any Stock Awards or any stock issued or issuable pursuant to any such Stock Awards. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of Stock Awards unless and until such authority is obtained.

12. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.


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13. MISCELLANEOUS.

     (a) The Committee shall have the power to accelerate the time at which a Stock Award may first be exercised, or the time during which a Stock Award or any part thereof will vest, notwithstanding the vesting conditions of the original grant.

     (b) Neither a Plan participant nor any person to whom a Stock Award may be transferred under the applicable restrictions of the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms or the reservations, conditions and contingencies applicable to each other form of Stock Award shall have been satisfied.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant hereto shall confer upon any Employee, Consultant, Optionee or other holder of Stock Awards any right to continue in the employ or service of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Consultant of any Employee, Consultant, Optionee or other holder of Stock Awards with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) The Company may require any recipient of a Stock Award, or any person to whom a Stock Award is transferred in accordance with the applicable terms of the Plan, as a condition of exercising any such Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise of or acquisition of stock under a Stock Award by any of the following means or by a combination of such means as determined by the Committee in its discretion: (1) withholding from compensation; (2) tendering a cash payment; (3) authorizing the Company to withhold shares from the shares of Class A Common Stock otherwise issuable to the participant as a result of the exercise of or acquisition of stock under the Stock Award (but only the number of shares sufficient to satisfy the minimum tax withholding obligation of the Company); or (4) delivering to the Company owned and unencumbered shares of the Class A Common Stock of the Company owned by such person.


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14. ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards.

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the company is the surviving corporation but the shares of the Company's Class A Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then at the sole discretion of the Committee and to the extent permitted by applicable law: (i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, (ii) the time during which such Stock Award may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event, or (iii) such Stock Awards shall continue in full force and effect.

15. AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan in any manner. However, except as provided in Section 14 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment will:

          (1) Increase the number of shares reserved for Stock Awards under the Plan;

          (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 162(m) or Section 422 of the
Code); or

          (3) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of
Section 162(m) or Section 422 of the Code, of Rule 16b-3 under the Exchange Act, or of the Nasdaq National Market or any exchange on which the Company's shares may be listed.

     (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith; provided, however, shares covered by any Stock Awards in excess of the maximum number of Optioned Shares provided for in Section 4(a) above shall be deemed awarded on the date of the Initial Stock Award if shareholders approve the increase pursuant to this Section 15.



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     (c) Rights and obligations  under any Stock Award granted before  amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

16. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated the Plan shall terminate on February 25, 2013. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.




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